UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12.

LIFE STORAGE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LIFE STORAGE, INC. 2022 Annual Meeting Vote by May 25, 2022 11 :59 PM ET Life Storage LIFE STORAGE, INC. 6467 MAIN ST. WILLIAMSVILLE, NY 14221 You invested in LIFE STORAGE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2022 9:00AM EDT Virtually at: www.virtualshareholdermeeting.com/LSI2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of directors: Nominees: 01) Mark G. Barberio 04) Arthur L. Havener, Jr. 07) David L. Rogers 0 For 02) Joseph V. Saffire 05) Dana Hamilton 08) Susan Harnett 03) Stephen R. Rusmisel 06) Edward J. Pettinella 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the 0 For Company for the fiscal year ending December 31, 2022. 3. Proposal to approve the compensation of the Company’s executive officers. 0 For NOTE: In their discretion, the proxies are authorized to vote upon any matters of business which may properly come before the meeting, or any adjournment(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.